UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2018

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2018, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. We had nearly 90% of our outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the meeting, ten matters were considered and acted upon. Each resolution was resoundingly approved by our shareholders.

1.	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

2.	To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

3.	To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

4.	To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

5.
To approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31, 2017, contained in Appendix A of the proxy statement for the 2018 annual general meeting of shareholders (in accordance with requirements applicable to U.K. companies).

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2018.

7.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

9.
To approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2018 annual general meeting of shareholders.

10.
To approve the form of agreement and counterparty pursuant to which Liberty Global may conduct the purchase of its deferred shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make a purchase of deferred shares in the capital of Liberty Global pursuant to the form of agreement.

The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2, 3 and 4 - Election of Directors Proposals received 90%, 85%, 84% and 78% approval, respectively:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael T. Fries	254,979,873	26,548,928	1,437,487	11,225,093
Paul A. Gould	240,292,266	41,488,983	1,185,039	11,225,093
John C. Malone	237,272,920	39,547,712	6,145,656	11,225,093
Larry E. Romrell	219,922,237	61,858,567	1,185,484	11,225,093

Resolution 5 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy received 76% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
213,897,776	66,178,444	2,890,068	11,225,093

Resolution 6 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor received 99% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
291,914,915	733,732	1,542,734	—

Resolution 7 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor received 99% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
291,916,356	747,202	1,527,823	—

Resolution 8 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation received 99% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
281,576,024	343,354	1,046,910	11,225,093

Resolution 9 - Authorization of the purchase of ordinary shares in the capital of Liberty Global received 99% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
280,499,998	1,304,960	1,161,330	11,225,093

Resolution 10 - Authorization of the purchase of deferred shares in the capital of Liberty Global received 99% approval:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
281,588,389	214,525	1,163,374	11,225,093

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ MICHELLE L. KEIST
Michelle L. Keist
Vice President

Date: June 15, 2018

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